UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: May 31, 2017
(Date of earliest event reported)

Ollie’s Bargain Outlet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 31, 2017, Ollie’s Bargain Outlet Holdings, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 29, 2017. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release issued on May 31, 2017 of Ollie’s Bargain Outlet Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ John Swygert

		Name:	John Swygert
		Title:	Executive Vice President and
Chief Financial Officer

Date: May 31, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on May 31, 2017 of Ollie’s Bargain Outlet Holdings, Inc.